                    SUBSIDIARIES OF GOLDEN STATE BANCORP INC.

A.    Golden State Financial Corporation (Delaware)
      (1)    Golden State Holdings, Inc. (Delaware)
             (a)    California Federal Bank, A Federal Savings Bank (Federally chartered)
                    (1)    Auto One Acceptance Corporation (Texas)
                           (a)    Auto Depot, Inc. (Texas)
                    (2)    Cal Fed Credit Inc. (California)
                    (3)    Cal Fed Enterprises (California)
                    (4)    Cal Fed Holdings, Inc. (California)
                           (a)    FGB Realty Advisors, Inc. (Texas)
                           (b)    First Prudential Corporation (Missouri)
                           (c)    FNB Real Estate Corp. (Texas)
                           (d)    Glenfed Properties, Inc. (Florida)
                                  (i)    Glenco Executive Center (Florida)
                                  (ii)    Oceanside Communities, Inc. (Florida)
                           (d)    Unified Mortgage Company (Texas)
                                  (i)    Frederick Mortgage Corporation (Texas)
                    (5)    Cal Fed Investments dba Cal Fed Financial and Insurance Services
                           (California)
                           (a)    Cal Fed Investments of Nevada (Nevada)
                    (6)    Cal Fed Mortgage Company (California)
                    (7)    Cal Fed Service Corporation (California)
                    (8)    Cal Fed Syndications (California)
                    (9)    California Communities, Inc. (California)
                    (10)    California Federal Preferred Capital Corporation (Maryland)
                    (11)    California Outlook, Inc. (California)
                    (12)    Capital Conveyance Company (California)
                    (13)    CF Management Corp. (California)
                    (14)    CF Recovery Corp. Two (California)
                    (15)    Development Credit Corporation (California)
                    (16)    EFT Services, Inc. (California)
                    (17)    Glendale Brokerage Services, Inc. (California)
                    (18)    FNB Mortgage Corp. (California)
                    (19)    First Nationwide Mortgage Corporation dba Cal Fed Lending
                            (Delaware)
                            (a)    FNC Insurance Agency, Inc. (California)
                                   (i)    Cal Fed Insurance Agency, Inc. (California)
                            (b)    Master Mortgage Company (California)
                            (c)    Verdugo Trustee Service Corporation (California)
                    (20)    First Estate Corporation (California)
                            (a)    Glenfed Development Corp. (California)
                                   (i)    Glenfed Development Ventures Corp. (California)
                            (b)    Glenfed Investment Properties, Inc. (California)
                            (c)    Redlands Financial Services, Inc. (California)
                            (d)    Crescent Bay Diversified, Inc. (California)


                    (21)    Franciscan Financial Corporation (California)
                            (a)    San Francisco Auxiliary Corporation (California)
                    (22)    Glendale Investment Corporation (California)
                            (a)    Glenfed Capital Corp. (California)
                            (b)    Glenfed Financial Corporation (California)
                            (c)    Glenfed Reimbursement, Inc. (California)
                    (23)    Glenfed Service Corporation (California)
                            (a)    August Financial Corporation (California)
                                   (i)    AGP, Inc. (California)
                                   (ii)    August Advisors, Inc. (California)
                                   (iii)    August Management, Inc. (California)
                            (b)    Esandel, Inc. (California)
                    (24)    United California Financial Company (California)
                    (25)    United California Funding Corporation (California)
                    (26)    United Resources Capital Corporation (California)
                            (a)    United Energy Finance Corporation (California)
                    (27)    XCF Acceptance Corporation (California)
B.    Golden State Management, Inc. (Delaware)
      (1)    GSB Aviation, Inc. (Delaware)
      (2)    GSB Aviation, II, LLC (Delaware)
      (3)    First Nationwide Management Corp. (Delaware)
      (4)    FGB Services, Inc. (Texas)